CSI

CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG.

CATHERINES PLUS SIZES

Crosstown Traders, Inc.

CL King
  Best Ideas Conference
September 19, 2006

Steven R. Wishner

Sr. Vice President
Finance, Strategy and Business
Development

Gayle M. Coolick
Director of Investor Relations

Forward-Looking Statements
This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to implement the Company’s business plan for entry into the outlet store distribution channel, the failure to implement the Company’s business plan for increased profitability and growth in the Company’s retail stores and direct-to-consumer segments, the failure to successfully implement the Company’s expansion of Cacique through new store formats, the failure to successfully implement the Company’s integration of operations of, and the business plan for, Crosstown Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2006 and other Company filings with the Securities and Exchange Commission.  Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

*Management Estimate, Fiscal Year 2007
A Multi-Brand,
Multi-Channel Retailer
Focused On Special
Sizes With $3 Billion*
In Annual Sales

Our Retail Store Brands

REGALIA
Summer Values
SALE!

HOME
Apply Today

BEDFORD FAIR
lifestyles
cozy up to
fashion
fun!

COWARD
softspots
FALL
PREVIEW

MONTEREY BAY
clothing company
Renew
Your Summer
Spirit!
Look for
Special Values
Inside!

Lew Magram
Holiday
Glamour
Coat Sale
$10 off

Figis
Gifts in Good Taste
Happy
Easter!

OLD PUEBLO TRADERS
Great Fall Values
on the
Best
Brands
sized for you!
$59

Selected Catalog Titles

*Management Estimate
We Are Continuing To Execute On
An Exciting Growth Strategy,
Leveraging Our Brands Through
Multiple Channels
We Are Shifting The Mix To Higher
Operating Margin Businesses,
While Growing Our Revenues To
$4 Billion* Within The Next Three
To Four Years

•
Grow Lane Bryant To 1,000 Stores*
•
Over 300 New Cacique Intimate Apparel Stores*
Launch Outlet Channel
•
–
78 Lane Bryant Outlet™ Stores In Operation, Growing to 150 Stores*
–
44 Petite Sophisticate Outlet™ Stores To Open During September 2006
Lane Bryant Catalog
•
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

Charming Shoppes’ Plus Apparel Brands Caters To 62% Of The Adult Female Population
•
The Average Size Of The American Woman Is 14
•
Plus Apparel Is The Fastest Growing Apparel Group
•
Catering To A Growing
Demographic In Special
Sizes

Lane Bryant Holds The #1 Market Position In Women’s Specialty Plus Apparel, With Approximately 10% Share Of The Total Women’s Plus Apparel Market*
•
Lane Bryant Is Our Most Profitable Business, With The Highest Sales Per Square Foot Productivity
•
*Derived From NPD Group Data
Expanding The Leading
Brand In Plus-Sizes

Organic Store Growth
•
–
We Will Grow The Lane Bryant Brand From 750 Stores To 1,000 Stores*
–
Growth Of Our Largest Store Brand – Lane Bryant – Contributes To Both Our Top Line And Operating Margin Expansion
*Management Estimate
Growth Strategy:
Bricks And Mortar

Lane Bryant Stores
1,000
950
900
850
800
750
700
650
600
550
500
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Expand Lane Bryant From 750 To 1,000 Stores*
•
Organic Store Growth
*Management Estimate

Location, Location, Location
•
–
Our Bricks And Mortar Growth Is Focused On Strip And Lifestyle Centers
–
Real Estate Development Of Strip-Based Centers Are Outpacing Growth In Traditional Malls
–
With Lower Occupancy Costs And Comparable Sales Volume, Our Migration To Strip Centers Contributes
To Operating Margin Expansion
Growth Strategy:
Bricks And Mortar

Strip Centers
Mall Centers
1,000
900
800
700
600
500
400
300
200
100
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Migrating Our
Store Locations
To Strip And
Lifestyle
Centers
•
Ultimately,
50%* Of Lane
Bryant Stores
Will Be Located
In Strip And
Lifestyle
Centers
•
Organic Store Growth
*Management Estimate

Grow Lane Bryant To 1,000 Stores*
•
Over 300 New Cacique Intimate Apparel Stores*
•
•
Launch Outlet Channel
–
78 Lane Bryant Outlet™ Stores In Operation, Growing to 150 Stores*
–
44 Petite Sophisticate Outlet™ Stores To Open During September 2006
•
Lane Bryant Catalog
Currently, A $300 Million* Business
–
*Management Estimate
Key Growth Initiatives

Our New Lane Bryant Store Concept Is
The Cacique Intimate Apparel Store
•
–
2,000 Square Feet Dedicated To Intimates,
With Its Own Front Entrance
–
Projected Sales* Per Square Foot
Increases Of 20% - 25%
–
Growth To More Than 300 Stores* Over
The Next 3 – 4 Years

–
Contributes To Both Top Line And
Operating Margin Expansion
*Management Estimate
Growth Strategy: Cacique®
Intimate Apparel Store

Cacique
2%
Full Line
98%
Full Line
Cacique

Cacique
33%
Full Line
67%
Full Line
Cacique

Current
With 1,000* Lane Bryant
Store Goal Accomplished
*Management Estimate
Increasing Penetration Of
Cacique Intimate Apparel Stores,
Primarily In Strip Centers

•
Grow Lane Bryant To 1,000 Stores*
Over 300 New Cacique Intimate
Apparel Stores*
•
•
Launch Outlet Channel
–
78 Lane Bryant Outlet™ Stores In Operation,
Growing to 150 Stores*
–
44 Petite Sophisticate Outlet™ Stores To Open
During September 2006
Lane Bryant Catalog
•
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

•
The Outlet Market
–
Approximately $3.5 Billion(1) Annually In Women’s Apparel
–
Shoppers Will Travel Up To 75 Miles To Outlet Centers, As Opposed To An Average Of 10 Miles For Malls(2)
–
Outlets Are Destination Locations, With 96% Of Outlet Shoppers Making At Least One Purchase(3)
The Outlet Shopping Channel
(1) Management Estimate; (2) ICSC; (3) Tanger Outlets market research overview

•
Our Opportunity
–
Lane Bryant Outlet Is The Only “Pure Play” Women’s Plus Specialist In The Outlet
Channel
•
Entry Into The Outlet Channel
–
During July 2006, We Executed 76 Store Openings
–
78 Lane Bryant Outlet Stores Now In
Operation
–
Goal Is To Grow To 150 Stores*
Lane Bryant Outlet™
*Management Estimate

•
Outlet Product Strategy
–
Anchored With Product Developed
Exclusively For Outlet
–
Primarily Updated, Key Items, Utilizing
Our Direct Sourcing Group
–
Top Picks Of Current Fashion
–
Best Sellers From Previous Season
–
Selected National Brands
–
Adding Footwear, Social Occasion
Lane Bryant Outlet™

Lane Bryant Outlet Stores Are Expected To Operate At Revenue And Operating
Margin Levels That Meet Or Exceed* Those Of Lane Bryant's Average Retail Stores
•
•
Contributes To Both Top Line And Operating Margin Expansion
Lane Bryant Outlet™
*Management Estimate

We Have Formed An Organization To Lead The Company’s Development Of The Outlet Sales
Distribution Channel, Charming Outlets
•
We Plan To Leverage Our Operational Infrastructure To Manage Both Lane Bryant
Outlet And Petite Sophisticate Outlet
•
Charming Outlets

Charming Shoppes Acquired The Petite Sophisticate® Retail Brand Alliance In Early
2006
•
Affords Us The Opportunity To Leverage
Our Expertise In Special Sizes
•
The Women’s Petites Apparel Market Represents Approximately 10% Of Women’s Apparel, Or $10 Billion* In Annual Sales
•
Petite Sophisticate Outlet™
*Derived From NPD Group Data

•
44 Petite Sophisticate Outlet Stores Will Open During September 2006, Operating In Approximately 2,800 Square Feet Per Store
Stores Will Utilize Side By Side Locations With Lane Bryant Outlet
•
–
Petite Sophisticate Outlet Strategy Benefits From The Immediate Availability Of Prime Space In The
Outlet Sales Channel
Petite Sophisticate Outlet™

•
Outlet Product Strategy
–
The Petite Sophisticate Outlet Stores Will Offer Career And Casual Sportswear In Petite Sizes 0p-14p
–
The Majority Of Product Will Be Obtained Through The Company’s Direct Sourcing Organization
–
Petite Sophisticate Outlet Stores Will Be Merchandised
By Dedicated Merchants In The Charming Outlets Organization
Petite Sophisticate Outlet™

PETITE SOPHISTICATE OUTLET

LANE BRYANT
outlet
PETITE SOPHISTICATE
OUTLET
GRAND OPENING
30% off
19.99

PETITE SOPHISTICATE OUTLET

PETITE SOPHISTICATE OUTLET
LANE BRYANT outlet

Grow Lane Bryant To 1,000 Stores*
•
Over 300 New Cacique Intimate Apparel Stores*
•
•
Launch Outlet Channel
–
78 Lane Bryant Outlet™ Stores In Operation,
Growing to 150 Stores*
–
44 Petite Sophisticate Outlet™ Stores To Open During September 2006
•
Lane Bryant Catalog
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

WE'VE GOT IT!
Comfort, Fit & Value for sizes 12W to 44W
LANE BRYANT
fall preview 2006
Shop online
Order online
lanebryantcatalog.com

The Lane Bryant
Catalog, Operated By
Redcats USA, Today
Produces Annual
Revenues Of More
Than $300 Million*
And Is America’s
Largest Plus Apparel
Catalog
The Lane Bryant Catalog
* Charming Shoppes’ Management Estimate
Lane Bryant Catalog Owned And
Operated by Redcats USA

The Reversion Of
The Trademark
For The
Lane Bryant
Catalog Occurs In  October 2007
The Lane Bryant Catalog
Lane Bryant Catalog Owned And
Operated by Redcats USA

We Plan To Launch Our Lane Bryant Catalog In October 2007
•
Contributes To Both Top Line And Operating Margin Expansion
•
Will Further Leverage The Operations And Infrastructure Of Crosstown Traders, Which Already Performs With
An Operating Margin In Line With Successful
Operators
•
Growth Strategy:
Lane Bryant Catalog

Growth Strategy:
Summary

*Management Estimate
Charming Shoppes:
A Multi-Brand,
Multi-Channel Growth
Retailer
Our Goal Is To Grow To
$4 Billion* In Annual
Sales Over The Next
Three To Four Years

Catalog 14%
Outlet 2%
LB Stores 35%
Ecommerce 3%
CA Stores 11%
FB Stores 35%

Outlet 4%
Catalog 20%
LB Stores 35%
Ecommerce 5%
CA Stores 10%
FB Stores 26%

$3 Billion*
$4 Billion*
*Management Estimate
Lane Bryant Brand Contributing More Than
40% Of Total Revenues
Shifting The Mix To Higher
Operating Margin Businesses

OUTLET
CATALOG
$4 Billion
$150 Million+
$800 Million
MULTI-BRAND
MULTI-CHANNEL RETAILER
BRICKS & MORTAR
$2.9 Billion
E-COMMERCE
$200 Million
Our Three To Four Year Financial Plans* Include:
*Management Estimate

Financial Review

($ in millions)	FY 2006	% of sales	FY 2005	% of sales
Sales	$2,755.7	100%	$2,334.7	100%
Gross Profit	$844.5	30.6%	$692.1	29.6%
SG&A	$683.2	24.8%	$577.3	24.7%
Pre-Tax Income	$152.4	5.5%	$101.7	4.4%
Net Income	$99.4	3.6%	$64.5	2.8%
Net Income Per Share	$0.76		$0.52	
Shares	137.1 million		133.2 million

•
Highlights:
•
18% Revenue Growth
•
Improvement In Gross Profit Margin And Pre-Tax Margin
•
54% Net Income Growth, Following 70% Growth In The Prior Year
Year Over Year Financial
Performance
(Fiscal Years Ended January 28, 2006 and January 29, 2005)

($ in millions)	FY 2007	% of sales	FY 2006	% of sales
Sales	$1,498.3	100%	$1,292.4	100%
Gross Profit	$466.7	31.2%	$422.7	32.7%
SG&A	$362.2	24.2%	$308.0	23.8%
Pre-Tax Income	$101.0	6.7%	$109.7	8.5%
Net Income	$64.6	4.3%	$69.4	5.4%
Net Income Per Share	$0.48		$0.53	
Shares	139.4 million		136.2 million

•
Highlights:
Includes Pre-opening Operating Expenses Of Approximately $7.8 Million Pre-tax, ($5.0 Million After Tax Or $0.04 Per Diluted Share) Related To The Company's Launch Of Charming Outlets
•
•
16% Revenue Growth, With 1% Same Store Sales Increase
•
Compares To Record Performance In The Period Ended July 30, 2005
1st Half Financial Performance
(Fiscal Periods Ended July 29, 2006 and July 30, 2005)

* Management Estimates
FY 2007 Projected Financial Plan*
(Fiscal Year Ending February 3, 2007)
•
Leveraging The Lane Bryant Brand Through:
•
Launch Of Lane Bryant Outlet
1st Half Includes Pre-opening Operating Expenses Of Approximately $7.8 Million Pretax
($5.0 Million After Tax Or $0.04 Per Diluted Share)
•
•
Accelerated Growth Of Lane Bryant Store Openings
•
Developing The Lane Bryant Catalog For Late 2007
•
Launch Of Petite Sophisticate Outlet
•
Year Over Year Earnings Growth Planned
•
Continuing Operating Improvement At Lane Bryant
Accelerated Store Growth At Lane Bryant, With New Cacique
Intimate Apparel Store Format
•
Lane Bryant Outlet Attains Profitability In 3rd Quarter
•

* Management Estimates
FY 2007 Projected Financial Plan*
(Fiscal Year Ending February 3, 2007)
•
Revenue Growth Of 11% - 13%, To $3.0 - $3.1 Billion
•
Gross Margin Of 29.0% - 29.5%
Continued Merchandise Margin Expansion In The
Retail Brands
•
•
SG&A Ratio Of 23.5% - 24.0%
•
EPS Growth Of 10% - 12%, To $0.81 - $0.83
•
Includes Pre-Opening Expenses For The Outlet
Stores Of $0.04 Per Diluted Share

*Please Refer To http://www.charmingshoppes.com/investors/manage/index.asp For A
    Reconciliation Of GAAP To Non-GAAP Financial Measures.
(e) Management Estimates
FY 2007 Projected Financial Metrics(e)
(Fiscal Year Ending February 3, 2007)
Capital Expenditures Of Approximately $140 - $150 Million(e) $115 Million Last Year
•
Approximately 195 - 200 New Stores, Including 83 Lane Bryant Outlet And 45 Petite Sophisticate
Outlet Stores
•
Free Cash Flow* Of Approximately
$50 - $60 Million(e)
•
Depreciation And Amortization Of
$95 - $100 Million(e)
•

•
Highlights:
•
$100 Million In Cash Utilized For The Purchase Of Crosstown Traders
 During Fiscal Year 2006
•
Additional Debt Of $110 Million Associated With Purchase Of Crosstown Traders
During FY 2006; $20 Million Remaining Balance Anticipated To Be Paid Down By
End Of Fiscal Year 2007
Selected Balance Sheet Data

($ in Millions)	7/29/06	1/28/06	7/30/05

Cash and Investments	$234	$150	$231

Long Term Debt	$199	$207	$246

Total Assets	$1,646	$1,567	$1,634

*Management Estimates
Summary*
Based On Our Growth Opportunities And Building On Our
Multi-Channel Strategy, Our Three To Four Year Financial
Plans Include:
•
–
CAGRs In The High Single Digits For Net Sales
–
CAGRs In The Mid-Teens For Net Income
–
EBIT Margins In The 7% - 8% Range, On The Higher
Revenue Base
•
Operating Margin Expansion On A Growing Top Line
Maintain Strong Liquidity From Internally Generated
Free Cash Flow and Available Bank Credit Line
•

CL King
Best Ideas Conference
September 19, 2006